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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C., 20549
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                            Form 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 12, 2000


                Commission file number 33-55254-18

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                 Affordable Homes of America, Inc.
        (Exact name of registrant as specified in charter)


            Nevada                                 87-0434297
(State of other jurisdiction of                 (I.R.S. Employer
incorporation or organization)               Identification Number)

    4505 W. Hacienda Ave Unit I-1
        Las Vegas, Nevada                            89118
(Address of Principal Executive Office)            (Zip Code)

                         (702) 579-4888
       (Registrant's Telephone Number, Including Area Code)


                            Copies To:

                         Michael Schulman
                    4505 W. Hacienda Ave. # I-1
                        Las Vegas, NV 89118
                           (702) 579-4888

Item No. 1.        Changes in Control of Registrant.

No events to report.

Item No. 2.        Acquisition or Disposition of Assets.

No events to report.

Item No. 3.        Bankruptcy or Receivership.

No events to report.

Item No. 4.        Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.        Other Events.

The Company changed its name to World Homes, Inc. on October 12, 2000.

World Homes, Inc. has a new CUSIP number of 98147Q100 and a new trading symbol of WHME.


Item No. 6.        Resignation of Registrant's Directors.

The Company accepted the resignation of James Pratt, Esq. as Director of the Company.


Item No. 7.        Financial Statements, Proforma Financial Information
                   and Exhibits.

1) Amendment to the Articles of Incorporation changing name to World Homes, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLD HOMES, INC.


By: /s/ Merle Ferguson                  Dated:  13 October, 2000
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        Merle Ferguson
        President


By: /s/ Susan Donohue                   Dated:  13 October, 2000
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        Susan Donohue
        Secretary